                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 8, 1999
                    Capita Equipment Receivables Trust 1997-1

  A New York                 Commission File              I.R.S. Employer
  Corporation                 No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report

Determination Date:                                             December 8, 1999       Payment Date:         December 15, 1999
Collection Period:                                             November 30, 1999


I.    Information Regarding the Contracts

    1.  Contract Pool Principal Balance

        a.      Beginning of Collection Period                                       $ 449,462,943
        b.      End of Collection Period                                             $ 426,695,786
        c.      Reduction for Collection Period                                      $  22,767,157
    2.  Delinquent Scheduled Payments

        a.      Beginning of Collection Period                                       $  12,280,381
        b.      End of Collection Period                                             $  10,673,003
    3.  Liquidated Contracts

        a.      Number of Liquidated Contracts                                                269
                with respect to Collection Period

        b.      Required Payoff Amounts of Liquidated Contracts                      $   1,996,020
        c.      Total Reserve for Liquidation Expenses                               $           -
        d.      Total Liquidation Proceeds Received                                  $     982,301
        e.      Liquidation Proceeds Allocated to Owner Trust                        $     967,355
        f.      Liquidation Proceeds Allocated to Depositor                          $      14,946
        g.      Current Realized Losses                                              $   1,028,666
    4.  Prepaid Contacts

        a.      Number of Prepaid Contracts with respect                                      197
                to Collection Period

        b.      Required Payoff Amounts of Prepaid Contracts                         $  1,190,139
    5.  Purchased Contracts (by TCC)

        a.      Number of Contracts Purchased by TCC with                                       0
                                                                                                -
                respect to Collection Period

        b.      Required Payoff Amounts of Purchased Contracts                       $          -


6.  Delinquency Status of Contracts (End of Collection Period)


                             ------------------------------------------------------------------------------------------------------
                                                                                                                   % of Aggregate
                                  Number of                      % of                Aggregate Required            Required Payoff
                                  Contracts                    Contracts               Payoff Amounts                  Amounts
                               ----------------------------------------------------------------------------------------------------

    a.      Current                42,538                       88.14%                  $ 390,846,645                  89.36%
    b.      31-60 days              2,577                        5.34%                  $ 24,270,188                    5.55%
    c.      61-90 days              1,360                        2.82%                  $ 10,756,774                    2.46%
    d.      91-120 days              742                         1.54%                  $  5,408,180                    1.24%
    e.      120+ days               1,044                        2.16%                  $  6,087,001                    1.39%
    f.      Total                  48,261                       100.00%                 $ 437,368,789                  100.00%

7.  Historical Delinquency Experience with Respect to Contracts

    -------------------------------------------------------------------------------------------------------------------------

                                  % of                      % of                     % of                       % of
                                Aggregate                 Aggregate               Aggregate                   Aggregate
                             Required Payoff           Required Payoff         Required Payoff             Required Payoff
                                 Amounts                   Amounts                 Amounts                     Amounts

          Collection
           Periods         31-60 Days Past Due       61-90 Days Past Due     91-120 Days Past Due        120+ Days Past Due
    -------------------------------------------------------------------------------------------------------------------------
            11/30/99              5.55%                     2.46%                   1.24%                       1.39%
            10/31/99              5.24%                     2.77%                   1.17%                       1.45%
            09/30/99              5.19%                     2.14%                   1.13%                       1.38%
            08/31/99              4.43%                     2.01%                   1.19%                       1.22%
            07/31/99              4.53%                     2.14%                   1.21%                       1.27%
            06/30/99              5.01%                     2.02%                   1.19%                       1.31%
            05/31/99              5.77%                     2.37%                   1.10%                       1.38%
            04/30/99              5.01%                     2.11%                   0.86%                       1.09%
            03/31/99              5.41%                     2.06%                   0.92%                       1.15%
            02/28/99              5.60%                     2.08%                   1.15%                       1.24%
            01/31/99              5.46%                     2.19%                   0.94%                       1.11%
            12/31/98              5.26%                     1.86%                   0.90%                       0.93%
            11/30/98              5.07%                     1.66%                   0.78%                       0.88%
            10/31/98              3.93%                     1.32%                   0.66%                       0.98%
            09/30/98              3.98%                     1.18%                   0.62%                       0.94%
            08/31/98              3.34%                     1.23%                   0.53%                       0.60%
            07/31/98              3.28%                     1.12%                   0.52%                       0.85%
            06/30/98              2.76%                     1.14%                   0.58%                       0.81%
            05/31/98              3.63%                     1.12%                   0.61%                       0.75%
            04/30/98              3.46%                     1.03%                   0.63%                       0.69%
            03/31/98              3.30%                     1.26%                   0.51%                       0.63%
            02/28/1998            6.09%                     1.42%                   0.59%                       0.52%
            01/31/1998            3.34%                     0.96%                   0.41%                       0.26%
            12/31/97              3.17%                     0.86%                   0.36%                       0.01%
            11/30/97              2.89%                     0.49%                   0.00%                       0.00%

8.  Historical Loss Experience With Respect to Contracts

                                              ----------------------------------------------------------------------------------
                                                  Collection         3 Collection     6 Collection Periods      Cumulative Since
                                                    Period          Periods Ending           Ending               Cut-off Date
                                                  November-99         November-99         November-99

                                              ----------------------------------------------------------------------------------
    a.      Number of Liquidated Contracts            269                1,063               2,212                    6,278
    b.      Number of Liquidated                    0.356%              1.405%               2.924%                  8.299%
            Contracts as a Percentage
            of Initial Contracts

    c.      Required Payoff Amounts of             1,996,020           6,423,500           14,523,508              56,081,308
            Liquidated Contracts
    d.      Liquidation Proceeds Allocated          967,355            2,207,184           2,886,796                8,646,222
            to Owner Trust
    e.      Aggregate Current Realized             1,028,666           4,216,315           11,636,711              47,435,086
            Losses
    f.      Aggregate Current Realized              0.090%              0.368%               1.015%                  4.136%
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance

II.   Information Regarding the Securities

    1.  Summary of Balance Information

                -------------------------------------------------------------------------------------------------

                                                               Principal Balance as of       Class Factor as of
                         Class                     Coupon         December 15, 1999          December 15, 1999
                                                    Rate            Payment Date                Payment Date

                -------------------------------------------------------------------------------------------------
        a.      Class A-1 Notes                    5.790000%              $0                       0.00000
        b.      Class A-2 Notes                    6.030000%              $0                       0.00000
        c.      Class A-3 Notes                    6.120000%          $39,313,538                  0.25695
        d.      Class A-4 Notes                    6.190000%         $261,210,000                  1.00000
        e.      Class A-5 Notes                    5.552500%          $33,615,250                  0.32015
        f.      Class B Notes                      6.450000%          $68,820,000                  1.00000
        g.      Class C Notes (Quarterly Paying)   6.480000%          $34,410,000                  1.00000
        h.      Total                                N.A.            $437,368,789                  0.38134



                ----------------------------------------------------------------------------------------------

                                                    Principal Balance as of      Class Factor as of
                         Class                         November 15, 1999          November 15, 1999
                                                         Payment Date               Payment Date

                ----------------------------------------------------------------------------------------------
        a.      Class A-1 Notes                                $0                       0.00000
        b.      Class A-2 Notes                                $0                       0.00000
        c.      Class A-3 Notes                            $61,235,929                  0.40023
        d.      Class A-4 Notes                           $261,210,000                  1.00000
        e.      Class A-5 Notes                            $36,067,393                  0.34350
        f.      Class B Notes                              $68,820,000                  1.00000
        g.      Class C Notes (Quarterly Paying)           $34,410,000                  1.00000
        h.      Total                                     $461,743,322                  0.40259



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $437,368,788.66 and the CCA Balance is $46,942,144.47.



    2.  Monthly Principal Amount

        a.      Principal Balance of Notes                                                          $ 461,743,322
                (End of Prior Collection Period)
        b.      Contract Pool Principal Balance (End of Collection Period)                          $ 426,695,786
        c.      Monthly Principal Amount                                                            $   35,047,536
    3.  Gross Collections

        a.      Scheduled Payments Received                                                         $   24,074,256
        b.      Liquidation Proceeds Allocated to Owner Trust                                       $      967,355
        c.      Required Payoff Amounts of Prepaid Contracts                                        $    1,190,139
        d.      Required Payoff Amounts of Purchased Contracts                                      $            -
        e.      Proceeds of Clean-up Call                                                           $            -
        f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts   $       78,061
        g.      Extension Fees Allocated to Owner Trust                                             $            -
        h.      Total Gross Collections (sum of (a) through (g))                                    $   26,309,810
    4.  Determination of Available Funds

        a.      Total Gross Collections                                                             $   26,309,810
        b.      Withdrawal from Cash Collateral Account                                             $      936,198
        c.      Total Available Funds                                                               $   27,246,008
    5.  Class A-5 Swap

        a.      Payment Details

                1- Class A-5 Assumed Fixed Rate                                                           6.250000%
                2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                        0.0833333
                3- Class A-5 Interest Rate (Libor + .125%)                                                5.552500%
                4- Class A-5 Interest Rate Day Count(Actual/360)                                         0.0833333
                5- Class A-5 Principal Amount                                                        $  36,067,393
        b.      Net Payment Calculation

                1- Class A-5 Assumed Fixed Payment                                                   $     187,851
                2- Class A-5  Interest Payment                                                       $     166,887
                3- Net Class A-5 Swap Payment From/(To) the Trust                                    $      20,964


6.  Application of Available Funds

    ----------------------------------------------------------------------------------------------------------------------------
                    Item                                       Amount                               Remaining Available Funds
    ----------------------------------------------------------------------------------------------------------------------------
    a.      Total Available Funds                                                                             27,246,008
    b.      Servicing Fee                                        468,191                                      26,777,817
    c.      Interest on Notes:

            i)        Class A-1 Notes                                 -                                      26,777,817
            ii)       Class A-2 Notes                                 -                                      26,777,817
            iii)      Class A-3 Notes                           312,283                                      26,465,514
            iv)       Class A-4 Notes                         1,347,408                                      25,118,106
            v)        Class A-5 Swap Net Settlement              20,964                                      25,097,142
            vi)       Class A-5 Notes                           166,885                                      24,930,255
            vii)      Class B Notes                             369,908                                      24,560,347
            vii)      Class C Funding Account                   185,814                                      24,374,533
    d.      Principal on Notes:

            i)        Class A-1 Notes                                 -                                      24,374,533
            ii)       Class A-2 Notes                                 -                                      24,374,533
            iii)      Class A-3 Notes                        21,918,330                                       2,452,143
            iv)       Class A-4 Notes                                 -                                       2,452,143
            v)        Class A-5 Notes                         2,451,689                                               -
            vi)       Class B Notes                                   -                                               -
            vii)      Class C Funding Account                         -                                               -
    e.      Deposit to Cash                                           -                                               -
            Collateral Account
    f.      Amount to be applied in                                   -                                               -
            accordance with CCA
            Loan Agreement

    g.      Balance, if any, to Equity Certificates                    -                                               -


7.  Accrued Monthly Principal and Interest Deposited into the
    Class C Funding Account

            Collection Period                               November-99
            Beginning Balance                                    0
            Principal Deposited                                  0
            Interest Deposited                               185,814
            ------------------                               -------
            Total Amount Available for Distribution           185,814
            Amount Distributed                                  0
            ------------------                                  -
            Ending Balance                                    185,814



8.  Quarterly Application of Available funds in the Class C Funding Account

    -------------------------------------------------------------------------------------------------------
            Item                                         Amount       Remaining Available Funds

    -------------------------------------------------------------------------------------------------------
    a.      Total Available Funds                                              185,814
    b.      Interest to Class C Note Holders             185,814                  0
    c.      Principal to Class C Note Holders               0                     0

III. Information Regarding the Cash Collateral Account

      1.  Balance Reconciliation

          -----------------------------------------------------------------------------------------------------------
                                                                                          December 15, 1999
                                                  Item                                      Payment Date
          -----------------------------------------------------------------------------------------------------------
          a.      Available Cash Collateral Amount (Beginning)                                 $ 50,484,729
          b.      Deposits to Cash Collateral Account (II.5(f))                                $          -
          c.      Withdrawals from Cash Collateral Account                                     $    936,198
          d.      Releases of Cash Collateral Account Surplus                                  $  2,606,386
                  (Excess, if any of (a) plus (b) minus (c) over (f))

          e.      Available Cash Collateral Amount (End)                                       $ 46,942,144
                  (Sum of (a) plus (b) minus (c) minus (d))
          f.      Requisite Cash Collateral Amount                                             $ 46,942,144
          g.      Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))          $          -
      2.          Calculation of Requisite Cash Collateral Amount
          a.      For Payment Dates from, and including, the

                  December  1997 Payment Date  to,
                  and including, the December 1998 Payment Date

                  1) Initial Cash Collateral Amount                                            $ 83,153,171
          b.      For Payment Dates from, and including, the
                  November 1998 Payment Date until
                   the Final Payment Date, the sum of

                  1) 8.5% of the Contract Pool Principal Balance                               $ 36,269,142
                  2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the                                 $ 10,673,003
                   Contract Pool Principal Balance
                  3) Total ((1) plus (2))                                                      $ 46,942,144
          c.      Floor equal to the lesser of
                   1) 2% of Cut-Off Date Contract Pool Principal                               $ 22,938,806
                  Balance ($22,938,806); and
                  2) the Aggregate Principal Balance of the Notes                              $437,368,789
          d.      Requisite Cash Collateral Amount                                             $ 46,942,144

      3.          Calculation of Cash Collateral Account Withdrawals

          a.      Interest Shortfalls                                                          $          -
          b.      Principal Deficiency Amount                                                  $    936,198
          c.      Principal Payable at Stated Maturity Date of                                 $          -
                  Class of Notes or Equity Certificates

          d.      Total Cash Collateral Account Withdrawals                                      936,198.44

IV.    Information Regarding Distributions on Securities

                 ------------------------------------------------------------------------------------------------------------
                         Distribution                               Class A-1         Class A-2                Class A-3
                           Amounts                                    Notes             Notes                    Notes

                 ------------------------------------------------------------------------------------------------------------
                 1. Interest Due                                 $         -           $       -               $    312,303
                 2. Interest Paid                                $         -           $       -               $    312,283
                 3. Interest Shortfall                           $         -           $       -               $         21
                 ((1) minus (2))

                 4. Principal Due                                $         -           $       -               $ 21,922,391
                 5. Principal Paid                               $         -           $       -               $ 21,918,330
                 6. Total Distribution Amount                    $         -           $       0               $ 22,230,612
                 ((2) plus (4))

                 ---------------------------------------------------
                         Distribution               Class A-4
                           Amounts                    Notes

                 ---------------------------------------------------
                 1. Interest Due                     $ 1,347,408
                 2. Interest Paid                    $ 1,347,408
                 3. Interest Shortfall               $         -
                 ((1) minus (2))

                 4. Principal Due                    $         -
                 5. Principal Paid                   $         -
                 6. Total Distribution Amount        $ 1,347,408
                 ((2) plus (4))


                 ---------------------------------------------------------------------------------------------
                     Distribution                     Class A-5                 Class B              Class C
                       Amounts                         Notes                     Notes                Notes
                 ---------------------------------------------------------------------------------------------
                 1. Interest Due                      $   166,887              $ 369,908              $ -
                 2. Interest Paid                     $   166,885              $ 369,908              $ -
                 3. Interest Shortfall                $         2              $       -              $ -
                 ((1) minus (2))

                 4. Principal Due                     $ 2,452,143              $       -              $ -
                 5. Principal Paid                    $ 2,451,689              $       -              $ -
                 6. Total Distribution Amount         $ 2,618,573              $ 369,908              $ -
                 ((2) plus (4))

                 -------------------------------------------------------------
                     Distribution
                       Amounts                       Totals
                 -------------------------------------------------------------
                 1. Interest Due                  $  2,196,506
                 2. Interest Paid                 $  2,196,483
                 3. Interest Shortfall            $         23
                 ((1) minus (2))

                 4. Principal Due                 $ 24,374,533
                 5. Principal Paid                $ 24,370,018
                 6. Total Distribution Amount     $ 26,566,501
                 ((2) plus (4))



 V.      Information Regarding Other Pool Characteristics

         -------------------------------------------------------------------------------------------------------------------
                                                                    As of End of             As of End of
                             Item                                    November-99              October-99
                                                                  Collection Period        Collection Period
         -------------------------------------------------------------------------------------------------------------------
     1.  Original Contract Characteristics

         a.      Original Number of Contracts                          75,651                    N.A.
         b.      Cut-Off Date Contract Pool                        $1,146,940,285                N.A.
                 Principal Balance

         c.      Original Weighted Average                              46.6                     N.A.
                  Remaining Term (in months)
         d.      Weighted Average Original Term                         53.7                     N.A.
                 (in months)
     2.  Current Contract Characteristics

         a.      Number of Contracts                                   48,261                   50,760
         b.      Average Contract Principal Balance                    $8,841                   $8,855
         c.      Weighted Average Remaining Term                        28.5                     29.1

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

  -------------------------------------------------------------------------------------------------------------
  Payment Date                                                                  Since Issue
    Period                                                                          CPR
  -------------------------------------------------------------------------------------------------------------
        1                                 December-97                             -0.436%
        2                                  January-98                              5.709%
        3                                 February-98                              6.693%
        4                                   March-98                               6.904%
        5                                   April-98                               7.280%
        6                                    May-98                                7.462%
        7                                   June-98                                6.903%
        8                                   July-98                                7.298%
        9                                  August-98                               7.115%
       10                                 September-98                             7.118%
       11                                  October-98                              6.694%
       12                                 November-98                              6.643%
       13                                 December-98                              7.065%
       14                                 January-99                               7.152%
       15                                 February-99                              7.261%



  -------------------------------------------------------------------------------------------------------------
  Payment Date                                                                  Since Issue
    Period                                                                          CPR
  -------------------------------------------------------------------------------------------------------------
       16                                  March-99                                7.336%
       17                                  April-99                                7.666%
       18                                   May-99                                 7.937%
       19                                   June-99                                7.515%
       20                                   July-99                                7.873%
       21                                  August-99                               7.940%
       22                                September-99                              7.956%
       23                                 October-99                               7.776%
       24                                 November-99                              7.545%
       25                                 December-99                              7.700%

 VII. Purchased, Liquidated and Paid Contracts
           A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


           The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997
             (the "Transfer and Servicing Agreement"), among Capita
              Equipment Receivables Trust 1997-1, Antigua Funding
            Corporation, Bankers Trust Company, as trustee under the
           Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
              Responsible Officer of the Servicer and, pursuant to
           Section 3.9 of the Transfer and Servicing Agreement, I DO
          HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                              December 15, 1999 .

          This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing
             Agreement with respect to the above Payment Date. Any
             term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing
                                   Agreement.

                             AT&T Capital Corporation

                             Glenn Votek
                             -----------
                             Glenn Votek
                             Executive Vice President, and Treasurer